UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 14, 2014

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for the morning session of IBM’s Investor Briefing on May 14, 2014. Attachment II (Non-GAAP Supplemental Materials) contains supplemental materials about non-GAAP financial measures in certain presentation materials for the morning and afternoon sessions of this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 14, 2014

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller
(Principal Accounting Officer)

3

ATTACHMENT I

Introduction Patricia Murphy Vice President, Investor Relations

IBM_logoNeg.png© 2014 International Business Machines Corporation 2 IBM2012_InvestorBriefing_Lockup_reverse_0307-01Agenda Morning Session (8:30 – 12:10) •Strategic Overview Ginni Rometty •Financial Overview Martin Schroeter •Strategic Imperatives •Data Bridget van Kralingen, Bob Picciano, Mike Rhodin •Cloud Erich Clementi, Robert LeBlanc, Tom Rosamilia •Engagement Robert LeBlanc, Brendan Hannigan •Group Q&A Morning Presenters Lunch & Innovation Gallery (12:10 – 2:00) Afternoon Session (2:05 – 3:20) •Evolving IBM’s Core Franchises Steve Mills •Segment Panel and Q&A Erich Clementi, Bridget van Kralingen, Tom Rosamilia, Robert LeBlanc, Bob Picciano •Research John Kelly Reception (3:30 – 4:30)

IBM_logoNeg.png© 2014 International Business Machines Corporation 3 IBM2012_InvestorBriefing_Lockup_reverse_0307-01Certain comments made during this event and in the presentation materials may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements by their nature address matters that are uncertain to different degrees. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. Those statements involve a number of factors that could cause actual results to differ materially including the following: a downturn in economic environment and client spending budgets; the company’s failure to meet growth and productivity objectives, a failure of the company’s innovation initiatives; risks from investing in growth opportunities; a failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and privacy considerations; fluctuations in financial results, impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; the company’s ability to attract and retain key personnel and its reliance on critical skills; impacts of relationships with critical suppliers and business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels; the company’s ability to successfully manage acquisitions, alliances and dispositions; risks from legal proceedings; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0514.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 21, 2014 and May 14, 2014.

IBM Investor Briefing

Financial Overview Martin Schroeter Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation

12% compound growth in Operating Net Income driven by shift to higher value $100B 1% Compound Annual Revenue Growth $89B ~3% CAGR excluding Divested Revenue: PC, Printers, PLM, Retail Store Solutions $18.0 $6.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Revenue Operating Net Income $B

Year to Year Margins 49.7% +42bps +315bps +180bps +35bps +182bps Gross Profit margin expansion each year over the last decade Operating (Non-GAAP) Margins 2010-2013 36.5% +166bps +46bps +109bps +153bps +91bps Software Mix Hardware & Services Mix Productivity 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2013

36.5% 2003 49.7% 2013 Productivity ~ 6 pts Software Mix ~ 4 pts Hardware / Services Mix ~ 3 pts Significant margin expansion over the last decade Software mix contributed to margin expansion in 9 out of 10 years Hardware and Services mix in 7 out of 10 years Productivity benefit in 9 out of 10 years Operating (Non-GAAP) Margins 2010-2013

Gross Profit growth reflects shift in investments to higher value and enterprise productivity Expense / Gross Profit 60% 71% $29B $23B Total Expense Gross Profit: $33B Gross Profit: $49B 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Investment directed toward areas of opportunity Capital Expenditures excludes rentals and dispositions $99B invested in Research & Development and Capital Expenditures $10B $9B $10B $10B $10B $9B $10B $10B $10B $10B 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Research & Development Capital Expenditures

Investment directed toward areas of opportunity Capital Expenditures excludes rentals and dispositions Including acquisitions, $133B invested over the last decade Approximately 65% of 2013 investments focused on Software and Services $13B $14B $12B $16B $11B $17B $11B $15B $11B $12B 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Research & Development Capital Expenditures Gross Acquisition

Acquisition Operating PTI Scalable intellectual property Key to solutions offerings Leverage synergies through global distribution Acquisitions aligned with Strategic Imperatives Strategic Imperative acquisitions (2005 - 2013) 43 companies acquired since 2010 $2B of Operating Pre-Tax Income 30 Data 15 Cloud 8 Mobile 12 Security operating (non-GAAP) Pre-Tax Income ~$2B Acquisitions closed 2010 - 2013

Primary Cash Uses Free Cash Flow and Cash utilization balanced over the long term Net Acquisitions Dividends Free Cash Flow $137B $145B $26B $27B $92B Returned > 85% of Free Cash Flow to Shareholders $41B $125B driven by Net Income Net Share Repurchase Net Capital Net acquisitions include cash used in acquisitions and from divestitures 2004 2013

Free Cash Flow Realization supports our model Free Cash Flow / Net Income: 110% 94% of Net Income Returned to Shareholders 4.5% Annual Share Reduction Double-digit Dividend Increases 96% of Net Income Returned To Shareholders 5% Annual Share Reduction Double-digit Dividend Increases Free Cash Flow / Net Income: 102% Dividends Dividends Net Share Repurchase Net Share Repurchase Last 10 yrs Last 3 yrs

Strategic Imperatives for growth Data, Cloud and Systems of Engagement Recurring Core Franchises Annuity businesses in Services, Software and Financing Highly recurring portions of our Hardware, Software and Services Transactional Businesses High Value Transactional Businesses Divested Content IBM Portfolio includes: These areas of the portfolio cut across all business segments

IBM Investor Briefing

IBM Portfolio

Software Segment
$26B Revenue @ 38% PTI Margin

Strategic Imperatives: Data, Cloud & Engagement

Includes offerings such as Analytics, Mobile, Social, Security and SaaS / PaaS software

Recurring Core Franchises:

Includes Middleware Subscription & Support, Monthly License Charge software and Enterprise License Agreements with the top customers

High Value Transactional:

One Time Charge software not included above

Services Segment
$57B Revenue @ 17% PTI Margin

Strategic Imperatives: Data, Cloud & Engagement

Includes offerings such as IaaS / SoftLayer and Digital Front Office

Recurring Core Franchises:

Includes Outsourcing, Maintenance, Longer term Consulting / SI business, Business Continuity and Resiliency Services

High Value Transactional:

Consulting / SI and ITS not included above

Hardware & Financing Segments
$16B Revenue @ 9% PTI Margin

Strategic Imperatives: Data, Cloud & Engagement

Includes Mainframe, Power and Storage sold into a Data or a Cloud environment

Recurring Core Franchises:

Includes Mainframe business with our large capacity clients, revenue from Financing

High Value Transactional:

Mainframe, Power and Storage not included above, Used Hardware sales

2013 Revenue and PTI Margins

© 2014 IBM Corporation

* Divested Content represents Customer Care BPO and Industry Standard Servers 2013 Revenue Portfolio Mix Strategic Imperatives High Value Transactional Recurring Core Franchises Divested* Software $26B Services $57B Hardware/ Financing $16B IBM Portfolio

IBM Investor Briefing IBM

Strategic Imperatives : Significant focus of investments


2013 Revenue
Software
Services
Hardware/
Financing
Portfolio Mix

- ~ 3pts of Revenue growth contribution
- High Software content


Segment Revenue Mix
~10%
~35%
~55%
Software
Services
Hardware/
Financing

Signposts

- Double-digit Revenue growth
- Maintain high software content

© 2014 IBM Corporation

IBM **Investor** Briefing
IBM

Strategic Imperatives : Significant focus of investments


2013 Revenue
Software
Services
Hardware/
Financing
Portfolio Mix
Strategic Imperatives with Annuity / Recurring characteristics

- ~ 3pts of Revenue growth contribution
- High Software content


Segment Revenue Mix
~10%
~35%
~55%
Software
Services
Hardware/
Financing

Signposts

- Double-digit Revenue growth
- Maintain high software content

© 2014 IBM Corporation

IBM **Investor** Briefing
IBM

Recurring Core Franchises: Profit and Cash Flow for investment


2013 Revenue
Software
Services
Hardware/
Financing
Portfolio Mix

- ~60% of Revenue, 75% of Pre-Tax Income
- Continually reinvent and deliver innovation


Segment Revenue Mix
~5%
~30%
~65%
Software
Services
Hardware/
Financing

Signposts

- Stable Revenue
- Margin expansion

Operating (Non-GAAP) Pre-Tax Income

© 2014 IBM Corporation

IBM Investor Briefing

High Value Transactional: Maintain High Value Strategy


2013 Revenue
Software
Services
Hardware/
Financing
Portfolio Mix

- Delivered > 40% Gross Profit Margin
- Cyclical and secular challenges


Segment Revenue Mix
~20%
~30%
~50%
Software
Services
Hardware/
Financing

Signposts

- Maintain margins
- Optimize business model

© 2014 IBM Corporation

Priorities Signposts Continued Investment for growth Double-digit Revenue Growth Maintain high mix of Software Profit and Cash Flow for Investments Stable Revenue Margin Expansion Maintain High Value Strategy Maintain Margins Optimize Business Model IBM Portfolio Software Services Hardware/ Financing 2013 Revenue Portfolio Mix Strategic Imperatives High Value Transactional Recurring Core Franchises

+8% CAGR Software and Services have contributed to Pre-Tax Income growth +8% CAGR Software Segment Services Segments Hardware Segment High margin Software growth Large annuity content in Services Focus on High End Servers and Storage stabilizes Hardware Divested System x improves margins 2010 excludes PLM Gain ($0.5B) $1.5B $10B $8B $11B $9B 2010 2013 2010 2013 2010 2013

Financial Model Cash Flow Free Cash Flow Realization in the “90%’s” Supports Strategic investments Significant return to shareholders Share Repurchase Dividends Revenue & Profit Revenue growth supported by Double-digit ‘Strategic Imperatives’ growth Stability in the recurring core franchises Disciplined acquisitions Pre-Tax Income growth driven by Expanding Gross Profit Margin Ongoing Enterprise productivity “At Least” $20 Operating EPS in 2015 as a point along the way to delivering long term value to clients and shareholders

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. A Scenario to “At Least” $20 EPS in 2015 Software and Services contribution in line with historical profit growth rates High single-digit Software segment profit growth Mid to High single-digit Services segments profit growth Hardware profit flat yr/yr in 2014. Growth in 2015 driven by product cycle and shift to higher value Productivity initiatives on track 2013 Operating EPS* Segments $3.25 + $16.28

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. 21 2013 Operating EPS* Segments Share Repurchase A Scenario to “At Least” $20 EPS in 2015 $3.25 + $2.00 + $16.28

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. 22 2013 Operating EPS* Tax Segments Share Repurchase A Scenario to “At Least” $20 EPS in 2015 ($1.50) $3.25 + $2.00 + $16.28

2015 Operating EPS* 2013 Operating EPS* “At Least” $20 Share Repurchase * Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. Tax Segments 23 ($1.50) $3.25 + $2.00 + $16.28 A Scenario to “At Least” $20 EPS in 2015

Portfolio Mix Software Services Hardware & Financing Strategic Imperatives High Value Transactional Recurring Core Franchises Agenda: Presenters: Strategic Imperatives: Data Cloud Engagement B. van Kralingen, R. Picciano, M. Rhodin E. Clementi, R. LeBlanc, T. Rosamilia R. LeBlanc, B. Hannigan Q&A Evolving IBM’s Core Franchises: Overview Segment Panel Q&A S. Mills E. Clementi, B. van Kralingen, T. Rosamilia, R. LeBlanc, R. Picciano Research J. Kelly

[LOGO]

Big Data & Analytics Bridget van Kralingen Senior Vice President, Global Business Services Robert J. Picciano Senior Vice President, Information and Analytics Group Mike Rhodin Senior Vice President, IBM Watson Group

© 2014 International Business Machines Corporation 2 *Based on IBM Global Market View 1H2014 Data is the new basis of competitive advantage Big Data & Analytics Market Opportunity By 2017 there will be more than 1 trillion connected objects and devices on the planet generating data. There are 2.5 billion gigabytes of data of which 80% is unstructured. By 2017, WW data spend will be $266B. 6% CAGR through 2017 2017 Services Software Hardware 6% CAGR 6% CAGR 3% CAGR $266B

© 2014 International Business Machines Corporation 3 IBM has built differentiated, industry- Industry's only Strategy and Analytics practice with 15K experts s largest digital agency, IBM Interactive Experience More than 100,000 people trained on analytics Consult, implement and run end-to-end analytics 15 Big Data & Analytics solutions and services available on Cloud Marketplace; 9 more to launch this quarter Our Expertise and Technology Most diverse portfolio of advanced analytics, including cognitive Streaming for real-time analytics Context computing for more accurate, quicker decision-making Most comprehensive enterprise-ready Hadoop distribution IBM Power Systems analyzes data 50x faster than the latest x86

© 2014 International Business Machines Corporation 4 $24B Investment in both organic development and 30+ acquisitions $100M Announced investment in IBM Interactive Experience, creating 10 new labs worldwide 9 Analytics Solution Centers 1,000 universities Developing curriculum and training for analytics with $1B To bring cognitive services and applications to market

© 2014 International Business Machines Corporation 5 We are on track to be a $20B IBM business in 2015 IDC MarketScape: Worldwide Business Analytics Consulting and Systems Integration Services 2014 Vendor Assessment Big Data Vendor Revenue and Market Forecast 2013-2017 (Feb 2014) A leader in Business Analytics Services, IDC Marketscape Ranked #1 in big data revenue by Wikibon for second consecutive year Big Data & Analytics revenue growing at nearly 2x the market rate 40,000 engagements 4,800+ patents 70+ industry use cases 2,500+ Business Partners

© 2014 International Business Machines Corporation 6 Systems Security On premise, in the cloud, as a service Storage New/Enhanced Applications Data is driving demand for both greater business insight and the foundation to deliver it Customer experience Financial performance Risk, fraud Operations Improve IT economics New business models Information Integration & Governance Landing, Exploration and Archive data EDW and data mart Operational data Real-time Data Processing & Analytics Deep Analytics data What action should I take? Decision management What is happening? Discovery and exploration Why did it happen? Reporting and analysis What could happen? Predictive analytics and modeling What did I learn: Whats best? Cognitive All Data Transaction and application data Machine, sensor data Enterprise content Image, geospatial, video Social data Third-party data

© 2014 International Business Machines Corporation 7 resides in three domains As clients converge around these core CPO Chief Supply Chain Officer Chief Customer Officer CHRO CFO CRO CSO Chief Medical Officer City Leaders Chief Manufacturing Officer Chief Legal Officer CMO Market Opportunity (Software + GBS + Global Process Services) Ability to Compete (SWG + GBS + GPS) Anytime anywhere analytics redefines our clients business models and industries Customer Reinvent customer experience to enable innovation and growth Finance, Fraud & Risk Address new risks and drive enterprise-wide performance Operations Develop models for optimized efficiency and maximized productivity Customer Operations Finance & Risk

© 2014 International Business Machines Corporation 8 $37B Reinvent the customer experience Interactive Experience practice and labs Analytics for next best action and advisory services *Market Opportunity Source: IBM Market Insights 1H2014

© 2014 International Business Machines Corporation 9 $37B $70B $62B Reinvent the customer experience Transform finance, prevent fraud and manage risk Drive operational efficiency Interactive Experience practice and labs Analytics for next best action and advisory services Counter Fraud solutions built on 20 years of experience Integrated solutions to mitigate operational, IT and financial risk Real-time actionable insight with stream computing Predictive asset optimization *Market Opportunity Source: IBM Market Insights 1H2014

© 2014 International Business Machines Corporation 10 Systems Security On premise, in the cloud, as a service Storage New/Enhanced Applications Data is driving demand for both greater business insight and the foundation to deliver it Customer experience Financial performance Risk, fraud Operations, Improve IT economics New business models Information Integration & Governance Landing, Exploration and Archive data EDW and data mart Operational data Real-time Data Processing & Analytics Deep Analytics data What action should I take? Decision management What is happening? Discovery and exploration Why did it happen? Reporting and analysis What could happen? Predictive analytics and modeling What did I learn: Whats best? Cognitive All Data Transaction and application data Machine, sensor data Enterprise content Image, geospatial, video Social data Third-party data

© 2014 International Business Machines Corporation 11 Context-aware Predictive and rules-driven Continuous real-time at massive-scale From big data to fast data: Real-time actionable insight People Process Systems Data Devices Sense what is happening Build your context Act quickly & consistently Decide what to do

© 2014 International Business Machines Corporation 12 12 Real-time actionable insight demonstration

© 2014 International Business Machines Corporation 13 We are building on our momentum - innovating and expanding capabilities to serve new client needs 2014 Watson Engagement Advisor and Partner Offerings Advanced Visualization and Predictive Analytics for Big Data Single Point of Security for All Data Performance Management and Risk Analytics on Cloud Cloud-Based Data and Analytics Services on BlueMix DB2 with BLU Acceleration POWER8 Optimized for Big Data and Analytics Counter Fraud Solutions 2013 Acquisitions IBM Watson Group is Launched

© 2014 International Business Machines Corporation 14 Helping clients to go further faster IBM expertise extends over 40,000 engagements, with 15,000 consultants working to address client needs. Innovative technology drives real-time actionable insight with streaming, context and cognitive computing. Cloud leadership enables clients to leverage all data and analytics securely for competitive advantage.

Introducing cognitive with speed and conviction with computing with IBM Watson IBM Big Data & Analytics © 2014 International Business Machines Corporation 15

© 2014 International Business Machines Corporation 16 2011 Jeopardy! Grand Challenge Demonstration Watson has evolved from a Research Project to an IBM Business Unit 2006 2010 Research Project R&D 20112013 Internal Startup Division Market Validation 2014present IBM Watson Group Commercialization

© 2014 International Business Machines Corporation 17 IBM Watson is cognitive computing, and began as a system focused on helping humans leverage vast amounts of natural language Natural language: Watson can read and understand natural language, important in analyzing unstructured data that make up as much as 80% of data today Hypothesis generation: When asked a question, Watson relies on hypothesis generation and evaluation to rapidly parse relevant evidence and evaluate responses from disparate data Dynamic learning: Through repeated use, Watson literally gets smarter by tracking feedback from its users and learning from both successes and failures

© 2014 International Business Machines Corporation 18 Today, the mission of IBM Watson is the same to scale & augment human expertise but its capabilities have evolved Perceives: Watson understands the world as we do: it interprets sensory input beyond traditional data Reasons: Watson thinks through complex problems: it deepens our analysis and inspires creativity Relates: Watson understands how we communicate, and personalizes its interactions with each of us Learns: Watson learns from every interaction, scaling our ability to build experience

IBM Investor Briefing

Watson today

IBM Watson Solutions

Healthcare | Financial Services | Public Sector | Other

IBM Watson Products

Engagement | Discovery | Policy | Other

IBM Watson Platform (built on BlueMix)

Domain Specialization

Models
Annotators
Content

Cognitive Services

Perceiving Gaining a new level of insight into our world

Reasoning Drawing inferences to reach new conclusions

Relating Adapting/personalizing interactions by individual

Learning Continuously improving insight with experience

Tooling

Assemble
Ingest
Train
Deploy
Admin

Data Lake

IBM Watson Foundations Methodology

Requirements → Inventory → Prioritization → Preparation

Information Lifecycle Management

© 2014 International Business Machines Corporation

19

© 2014 International Business Machines Corporation 20 Transforming industries and professions with services-led engagements. Advancing cognitive computing across the enterprise with repeatable solutions. Bringing the cognitive experience to market through an ecosystem of partners. Bringing Watson to market

Transforming industries and rofessions Healthcare: Cleveland Clinic Memorial Sloan-Kettering Cancer Center © 2014 International Business Machines Cor oration 21

Enter rise Solutions Watson Engagement Watson Discovery Watson Watson Content Advisor Advisor Ex lorer Analytics © 2014 International Business Machines Cor oration 22

 Watson Ecosystem Startu s Enter rise Universities $100M 2400+ 400 7 lanned equity Ecosystem artner Mobile Develo er Challenge Universities artnering to investments A lications a lications, deliver cognitive curriculum in Ecosystem 25 semi-finalists in fall 2014 © 2014 International Business Machines Cor oration 23

© 2014 International Business Machines Corporation 24 Data is the new basis of competitive advantage Leaders will: by applying more sophisticated analytics across more disparate data sources in more parts of their organization. Drive business outcomes by developing speed of insight and speed of action as core differentiators. Capture the time value of data in their industry or profession with cognitive capabilities. Change the game and Watson leads the way in the new era of cognitive computing

© 2014 International Business Machines Corporation 25

IBM Cloud Computing Erich Clementi Senior Vice President, Global Technology Services Robert LeBlanc Senior Vice President, Software and Cloud Solutions Tom Rosamilia Senior Vice President, Systems and Technology Group and IBM Integrated Supply Chain

IBM Investor Briefing
IBM

Cloud is changing the way enterprises work and transforming the way IT and business processes are delivered

Nearly 70% of enterprises to pursue hybrid cloud by 2015**

91% of net new software built for cloud delivery in 2014***

Growing IT complexities accelerating shift to software defined solutions

Open standards driving new class of innovation

Expanding role of Service Providers

By 2017, cloud spend will be $392B.

Cloud Market Opportunity*

25% CAGR through 2017


$392B
SaaS / BPaaS
25% CAGR
IaaS / PaaS
28% CAGR
Private Cloud
24% CAGR
2017

*Source: IBM Market Insights, 1H 2014
**Source: Gartner, p.6, Private Cloud Matures, Hybrid Cloud is Next, Gartner G00255302, Sept 6, 2013
***Source: IDC Directions, "How SaaS Gets Built" Doc # DR2014_T3_RM March 2014

© 2014 International Business Machines Corporation

2

IBM is building an integrated portfolio across hardware, software and services Leadership $7B in cloud acquisitions 100+ SaaS offerings 1,500 cloud patents 40,000+ cloud experts 2013 Highlights $4.4B in 2013 revenue 69% revenue growth $2B run rate delivered “as a service” SoftLayer acquisition 15,000 cumulative client engagements 2014 Acceleration $1.2B Data Center Expansion* $1B Platform as a Service* IBM Cloud marketplace Mainframe Cloud Solutions SoftLayer integrates Power 8 Revenue increased more than 50% in 1Q 2014 © 2014 International Business Machines Corporation 3 *Investments announced in 1Q14 Cloud is on track to be a $7B IBM business in 2015

Enterprise clients need to securely balance the integration of cloud with back-end systems to drive new levels of insight from data The integration of Systems of Record and Systems of Engagement drive new value for clients and opportunity for IBM. ~70% of enterprises to pursue hybrid cloud computing by 2015* Optimization Innovation *Source: Gartner, p.6, Private Cloud Matures, Hybrid Cloud is Next, Gartner G00255302, Sept 6, 2013

IBM provides end-to-end cloud solutions and capabilities to address unique enterprise requirements Data Placement is paramount Enterprises need to integrate systems of record with systems of engagement in hybrid environments Security is a pre-requisite Enterprises need to manage their cloud environments as if they were on-premise Innovation is the motivator Enterprises want to use cloud-enabled business services to reinvent core processes

6 © 2014 International Business Machines Corporation IBM is enabling close collaboration across the enterprise to improve business execution, speed and innovation Self-optimizing hybrid environment Robust platform for service composition Choice of market leading services IT Managers Developers Line of Business

Enabling business transformation Business Process as a Service Marketplace of high value consumable business applications Software as a Service Composable and integrated application development platform Platform as a Service Enterprise class, optimized infrastructure Infrastructure as a Service Smarter Workforce Smarter Cities Smarter Analytics Smarter Commerce Watson Solutions Software Solutions Public. Private. Hybrid. Codename: BlueMix Cloud Managed Services Think it. Build it. Tap into it. Infrastructure Services IBM is addressing cloud needs across the enterprise

IBM Investor Briefing
IBM

SoftLayer's global, interconnected, high-speed infrastructure enables enterprise-grade, best-in-class performance and reliability

Differentiation:

Performance:
Superior throughput; High security; Redundant, high capacity networks

Flexibility:
Fully customizable; Easily scalable

Control:
Simple, powerful management; 24X7 support; Fully visible

Unique capabilities and design:


Web
Mobile
API
Common User Interface and APIs
Bare Metal Servers
Virtual Server Instances
Private Clouds
Data Center Pod
Data Center Pod
Data Center Pod
Triple Network Architecture
Infrastructure Management System

Across essential workloads, SoftLayer stands apart:

Web Application
- 2.7x Faster
- 46% Lower Price
- 4.9x Better Price Performance

Deep Analytics
- 11% Faster
- 2.6x Lower Price
- 2.9x Better Price Performance

Message Delivery
- 13x Better Performance
- 11.5x Better Price Performance

Results are based on an IBM internal study of a basic web application workload. Results obtained under laboratory conditions, not in an actual customer environment. IBM's internal workload studies are not benchmark applications, nor are they based on any benchmark standard. Customer applications, differences in the stack deployed, and other systems variations or testing conditions may produce different results and may vary based on actual configuration, applications, specific queries and other variables in a production environment. Pricing based on published US list prices available as of 3/10/2014.

© 2014 International Business Machines Corporation

8

SoftLayer is helping clients launch new business models and expand into new markets Born on the Web Moving to the Cloud Using Next Gen Enterprise Applications Providing the infrastructure for managing large, complex workloads for millions of devices Supporting real-time gamer demand and product development Enabling a business transformation timeline from 3-5 years to months

IBM Investor Briefing

IBM is expanding its cloud data center presence to connect Cloud Managed Services and SoftLayer networks for the premiere enterprise hybrid environment

- $1.2B investment
- 40 data centers worldwide in 15 countries and five continents
- Meets clients' needs for choice, compliance and data residency
- Self-service or fully managed service delivery models
- Enables the future of hybrid and dynamic environments



Existing CMS
Existing SoftLayer
2Q14
3Q14
4Q14

General Representation of IBM Locations; Timing for center openings are subject to change

© 2014 International Business Machines Corporation

10

Enabling business transformation Business Process as a Service Marketplace of high value consumable business applications Software as a Service Composable and integrated application development platform Platform as a Service Enterprise class, optimized infrastructure Infrastructure as a Service Smarter Workforce Smarter Cities Smarter Analytics Smarter Commerce Watson Solutions Software Solutions Public. Private. Hybrid. Codename: BlueMix Delivering a cloud-based Platform as a Service for Developers Cloud Managed Services Think it. Build it. Tap into it. Infrastructure Services

IBM **Investor** Briefing
IBM

BlueMix will equip millions of developers with tools and services to build cloud applications


Systems of record
Optimization
Systems of insight
Systems of engagement
Innovation

Mobile **DevOps**
Security **Integration**
Big Data Analytics

~70% of enterprises to pursue hybrid cloud by 2015*

BlueMix Platform-as-a-Service

- Exposing IBM's vast portfolio of market-leading enterprise software as services available to developers
- Enabling transactions between systems of engagement – primarily driven by mobile - and systems of record
- Built on open standards (e.g. Cloud Foundry)

© 2014 International Business Machines Corporation

*Source: Gartner, p.6, Private Cloud Matures, Hybrid Cloud is Next, Gartner G00255302, Sept 6, 2013

12

Active or being onboarded. More joining every day Data | Development Tools | Security | Operations Support | Mobile | Analytics | Messaging Supporting core IBM capabilities such as SoftLayer and BlueMix More joining every day A growing ecosystem of partner services on BlueMix C l o u d A M Q P

IBM Investor Briefing
IBM

IBM knows how to rally developers around emerging technology

43
IBM Innovation Centers hosting **3,000+** events

BlueMix Garage
partnership with Galvanize to work with 200 startups

1,000+
startups in the IBM Global Entrepreneurship Program

4M
developerWorks members

Partnerships with
100
universities in **20** countries

© 2014 International Business Machines Corporation
14

Enabling business transformation Business Process as a Service Marketplace of high value consumable business applications Software as a Service Composable and integrated application development platform Platform as a Service Enterprise class, optimized infrastructure Infrastructure as a Service Delivering business services and solutions in the cloud Think it. Build it. Tap into it. Smarter Workforce Smarter Cities Smarter Analytics Smarter Commerce Watson Solutions Software Solutions Flexible deployment across private, public, and hybrid cloud environments Deep domain expertise across 17 industries delivered through IBM Global Business Services Global business partner community Why IBM?

Companies try SaaS for cost savings; Top performers discover competitive advantage Smarter Analytics Smarter Commerce Smarter Workforce Smarter Cities SWOT: IBM in the Midmarket, Gartner, March 2014 By 2017, CMOs will spend more on IT than CIOs 1 CHRO IBM Kenexa Brass Ring CFO IBM Cognos Sales Performance Management CMO IBM Marketing Center Sales & Commerce IBM Commerce on Cloud Supply Chain Procurement IBM Emptoris Spend Analysis 100+ market-leading, ready-to-use business and IT applications, including: IBM Sterling Transportation Management System

Cloud Business Solutions: providing the best of IBM SaaS and insights from Global Business Services CUSTOMER ANALYTICS as a SERVICE COUNTER FRAUD as a SERVICE PREDICTIVE ASSET OPTIMIZATION CUSTOMER / MARKETING MDM A telecommunications company doubled campaign response rate and reduced customer churn by 20% An insurance company generated 400% ROI and improved accuracy of fraudulent claim identification 80% reduction in scrap rate for European Auto Maker A healthcare company improves margins and shifts customer product mix Cloud Business Solutions Personalized Private or hybrid cloud Proven assets and repeatable patterns Client or IBM process management On-going management

IBM Investor Briefing IBM

IBM has invested $1B to deliver value across the cloud continuum

Create → *Consume*

IT Operations (IaaS)
Simplify management of your dynamic cloud
SoftLayer

Developers (PaaS)
Accelerate existing applications to the cloud
Software Patterns on SoftLayer

Rapidly develop new cloud applications
BlueMix

Line of Business (SaaS & BPaaS)
Fuel the front and back office
100+ SaaS Applications

Bring your own

License ……. Application ……. Idea ……. Customers

© 2014 International Business Machines Corporation
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IBM Cloud marketplace: A new buying experience for Business, Development, and IT A digital front door to cloud innovation: 200+ IBM and Third-Party Software and Services Leverage world-class IBM partner ecosystem Curated solution pages with IBM expertise Easy access to discover, try, buy, and deploy services ibm.com/cloud

System z Power Systems Storage Systems Optimizing for big data workloads – on premise and off premise Providing choice through open standards Investing in new capabilities for software defined storage Software defined storage Flash systems Virtualization Simplification for cloud Building out Linux foundation Infrastructure Matters Power 8 for scale out cloud and first processor designed for big data SoftLayer infused with Power New investments in Linux on Power 1 We are making bold changes to our systems and storage portfolio for the cloud Cloud systems opportunity grows to $35 billion by 2017 4

Enterprise Private Cloud Dynamic Hybrid Cloud Leveraging SoftLayer with Power Systems and System z: Connecting workloads to back office applications Additional capacity for peak demands of some workloads Workload portability between on and off premises Connecting systems of engagement with systems of record for workload optimization and innovation Differentiated portfolio delivers superior cloud economics and security Power 8: Up to 5x cost advantage for NoSQL database with 24:1 data center density System z: As much as 73% lower cost than public cloud for data-serving workloads, i.e. mobile computing Highest assurance level of security with Common Criteria certification (EAL 5+) 2 IBM systems are optimized for workloads in the cloud to deliver improved economics, security, integration and flexibility

IBM Software Defined Storage IBM FlashSystem Virtualization Elastically scales to billions of files & petabytes of data; up to 90% less cost with automated lifecycle Cloud grows from 1/3 the 2014 Storage opportunity to 2/3rds in 2017 4 Up to 45X faster response time and 75% reduction in energy and floor space 3 50% TCO reduction and ability to virtualize hundreds of different storage products 3 Organic and acquired storage solutions are driving new economic client value – both on premises and off premises

21 new Service Provider System z client wins in 2013 Service Providers represent 49% of the IBM systems cloud opportunity in 2017 4 Pre-integrated cloud solutions for System z and Power Systems Usage-based pricing for System z, Power Systems and XIV storage Watson solutions and IBM software defined storage on SoftLayer SoftLayer infused with Power Power 8 Systems: 65% sustained utilization guarantee 5 6 Service Providers around the globe are turning to IBM systems for optimized infrastructure economics

Mobile big data application support with 1 server vs. 24 82x faster insights 5x faster IBM Watson technology More than 2x the throughput at 47% lower cost 7 8 9 10 Power Systems leverage POWER8: the first processor designed for big data 1

IBM **Investor** Briefing
IBM

Open standards drive systems growth

47% of IBM's 2017 cloud server opportunity is Linux[4]

Linux on System z:

- 40% of 2013 capacity shipped
- 78% of top 100 System z clients
- IBM Wave for simplified virtualization management of enterprise cloud
- 3 Linux on System z Centers of Competency

Linux on Power:

- Power 8 Systems
- $1B investment: Integrated Facility for Linux (IFL) on Power, 5 Power Systems Linux Centers of Competency
- Power Development Platform for Linux developers
- Canonical Ubuntu and KVM support for Power

OpenStack now supported across all IBM systems
OpenPOWER Foundation

© 2014 International Business Machines Corporation
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The OpenPOWER Foundation is attracting a global ecosystem for open server development platform for scale out cloud – 30 members and growing Boards / Systems I/O / Storage / Acceleration Chip / SOC System / Software / Services Implementation / HPC / Research

IBM **Investor** Briefing

OpenPOWER members are innovating with POWER for critical breakthroughs for third generation warehouse scale technology



"Today I'm excited to show off a Google POWER8 server motherboard in the OpenPOWER booth at the Impact 2014 conference in Las Vegas. We're always looking to deliver the highest quality of service for our users, and so we built this server to port our software stack to POWER ..." [11]

Gordon MacKean, Senior Engineering Director, Platforms, Google

---

"The Foundation enables technology suppliers to provide solutions customized for cloud services – based on optimized servers, interconnections and microprocessor implementations. Think of it as a license to innovate." [12]

Sumit Gupta, GM, Tesla Accelerated Computing, NVIDIA


TESLA

NVIDIA GPU Accelerator

© 2014 International Business Machines Corporation

27

Cloud is a strategic business imperative that drives expanded reach, innovation and business model change $7 billion invested to date to build cloud capabilities 80% of Fortune 500 companies use IBM’s cloud capabilities 100+ industry-leading Software as a Service (SaaS) offerings 1,500+ cloud patents 15 acquired companies, including SoftLayer, for cloud infrastructure 5,000+ private and hybrid cloud engagements in more than 100 countries included IBM Systems in 2013 5.5 million client transactions processed daily through IBM’s public cloud 2,000 SoftLayer APIs to provide a view of the client’s environment On track to $7 billion of revenue in 2015

Cloud Summary IBM has built the world’s most complete cloud portfolio to capture the opportunity from enterprise IT managers, developers and line of business leaders. Cloud is changing the way enterprises work and transforming the way IT and business processes are delivered. The integration of Systems of Record and Systems of Engagement drive new value for clients and opportunity for IBM.

IBM Investor Briefing

IBM **Investor** Briefing

Sources (Charts 20-29)

1. By "Big Data," IBM means handling both extraordinary large volumes of structured (relational databases) and unstructured (NoSQL, Map Reduce) data from which customers derive analytics and insight. The POWER 8 processor is the first processor with differentiated capabilities designed to handle both structured and unstructured data. Such capabilities include 1. the CAPI (Coherent Accelerator Processor Interface) Architecture with key data capabilities e.g. a). CAPI Flash Access Efficiency, b). Storage reduction via CAPI Attached Compression Accelerator, and c). Throughput and latency advantage of CAPI Attached Mellanox RDMA Fabric. 2. DBMA (dynamic balanced memory architecture) in the form of key capabilities, e.g. a). Internal Processor Data Flow b). Memory Bandwidth advantage, and c). Cache Capacity advantage.
2. IBM Competitive Project Office
3. Results based on client case studies or testing on specific system configurations. Results will vary.
4. IBM Market Insights, March 2014
5. "IBM software defined storage on SoftLayer" – All statements regarding IBM's future direction and intent are subject to change or withdrawal without notice, and represents goals and objectives only.
6. "Power 8 Systems: 65% sustained utilization guarantee" -- Applies for 90 days following date of installation to POWER 8 systems announced today that are purchased by December 31, 2014 and running specified workloads on Power VM. Subject to all other terms and conditions of the guarantee, including a minimum purchase requirement.
7. Based on IBM internal tests as of April 17, 2014 comparing IBM DB2 with BLU Acceleration on Power with a comparably tuned competitor row store database server on x86 executing a materially identical 2.6TB BI workload in a controlled laboratory environment. Test measured 60 concurrent user report throughput executing identical Cognos report workloads. Competitor configuration: HP DL380p, 24 cores, 256GB RAM, Competitor row-store database, SuSE Linux 11SP3 (Database) and HP DL380p, 16 cores, 384GB RAM, Cognos 10.2.1.1, SuSE Linux 11SP3 (Cognos). IBM configuration: IBM S824, 24 cores, 256GB RAM, DB2 10.5, AIX 7.1 TL2 (Database) and IBM S822L, 16 of 20 cores activated, 384GB RAM, Cognos 10.2.1.1, SuSE Linux 11SP3 (Cognos). Results may not be typical and will vary based on actual workload, configuration, applications, queries and other variables in a production environment.
8. IBM INTERNAL RESULTS
9. This is an IBM internal study designed to replicate a typical IBM customer workload usage in the marketplace. The results were obtained under laboratory conditions, and not in an actual customer environment. IBM's internal workload studies are not benchmark applications, nor are they based on any benchmark standard. As such, customer applications, differences in the stack deployed, and other systems variations or testing conditions may produce different results and may vary based on actual configuration, applications, specific queries and other variables in a production environment. Prices, where applicable, are based on published US list prices for both IBM and competitor, and the cost calculation compares the cost per request for the 3yr life of the machine. 3 year total cost of acquisition comparisons are based on similar expected hardware, software, service & support offerings.
   - Configurations:
     - Power S824 – 183,800 User Interactions per second; $3.09 per UI per sec; WebSphere on platform, Database off platform.
     - HP - ProLiant DL380p Gen8 – 85,939 User Interactions per second; $5.84 per UI per sec; WebSphere on platform, Database off platform
10. 24:1 system consolidation ratio (12:1 rack density improvement) based on a single IBM S824, (24 cores, POWER8 3.5 GHz), 256GB RAM, AIX 7.1 with 40 TB memory based Flash replacing 24 HP DL380p, 24 cores, E5-2697 v2 2.7 GHz), 256GB RAM, SuSE Linux 11SP3
11. https://storify.com/ibmevents/google-and-nvidia-on-power8-and-why-they-have-boug
12. http://asmarterplanet.com/blog/2014/04/nvidias-gupta-fostering-innovation-cloud-data-center.html

© 2014 International Business Machines Corporation

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31

Engagement: Social, Mobile, Security Robert LeBlanc Senior Vice President, Software and Cloud Solutions Brendan Hannigan General Manager, IBM Security Systems

User Behavior Leading Technologies These forces are driving the need for people-centric engagement changing how people are understood and engaged and demanding privacy, security, and trust. of smartphone users check an app as soon as they wake up of US adults say they would not return to a business that lost their personal, confidential information of individuals are willing to trade their information for a personalized offering 84% 80% 2/3 Source: 2014 IBM Annual Report Social Mobile Security Technology has changed the way people engage

IBM is well positioned to capture large mobile opportunity 73% of strategy leaders have realized ROI on their mobile investments, yet fewer than half have a mobile strategy. Source: The upwardly mobile enterprise – setting the strategic agenda. IBM IBV, 2013 Transform the value chain to drive growth and ROI Engage customers in context by leveraging mobile insights Build and deploy mobile applications efficiently Protect and manage the mobile infrastructure to optimize performance Market Opportunity* $103B 18% 2017 CAGR * Source: IBM Market Insights 1H2014

IBM Investor Briefing

IBM

An integrated mobile portfolio is building momentum


Transform
Protect
IBM MobileFirst
Engage
Build

- **2K+** client implementations
- **10** Industry-specific Ready Apps that can save clients up to **60%** on time and resources
- **18** IBM MobileFirst Studios
- IBM Interactive Experience named **Largest Global Digital Agency***
- Leadership position in **8** analyst reports including Gartner, Forrester and IDC

Milestones

Jan 2012	June	Feb 2013	Nov	Feb 2014
Worklight	tealeaf an IBM Company	IBM MobileFirst	MaaS360 by Fiberlink	Codename: BlueMix
Cross-platform mobile app development without lock-in	Mobile user experience instrumentation and analytics	Cross IBM mobile initiative launched	Integrated approach to mobile, app and document management	BlueMix Mobile Cloud Services launched

© 2014 International Business Machines Corporation

*Source: Agency Report 2014, Ad Age

4

Social Business enables “people-centric engagement” for enterprises By 2017, 57% of CEOs plan to engage clients through social media, compared to 16% in 2012. Source: 2012 IBM CEO Study “Leading Through Connections Empower Understand Trust your Customers Employees Citizens Market Opportunity* $89B 9% 2017 CAGR * Source: IBM Market Insights 1H2014

200K Social communities 85% of sellers using Sales Connect 30K on Client Collaboration Hubs 300K IBM Connections users Recognition 17 leadership rankings in analyst reports, 2013 2.8K experts and 400+ new IBM social business and collaboration partners 75% of Fortune 100 companies license IBM social software IBM Leading by Example IBM leadership in social business

IBM **Investor** Briefing

IBM

Helping clients transform with mobile and social business

PEPSICO

Created PEPnet to support **100K users and growing.** By connecting associates to knowledge they **boosted efficiency and sourced fresh ideas** from R&D.

Solution Components

IBM Connections, IBM Kenexa, IBM WebSphere Portal, IBM Content Analytics

DAIMLER

Expanded 'car2go' car sharing App to seven countries, 23 cities, **450,000 registered users** worldwide; **13 million vehicles rented** and increasing.

Solution Components

IBM Worklight on IBM WebSphere Application Server, IBM DB2

USTA U.S. Tennis Association

Generated **136 million page views** over mobile phones and tablets, **a 47 percent increase YtY.** USOpen.org had more than 10 million visitors worldwide.

Solution Components

IBM Connections, IBM WebSphere, IBM SmartCloud, IBM Business Analytics, IBM Information Management

© 2014 International Business Machines Corporation

Estimated Results. Results will vary depending on customer environment.

7

Security is paramount: We are in an era of continuous breaches Attackers are relentless, victims are targeted, and the damage toll is rising Near Daily Leaks of Sensitive Data 40% increase in reported data breaches and incidents Relentless Use of Multiple Methods 500,000,000+ records were leaked, while the future shows no sign of change 2011 2012 2013 Source: IBM X-Force Threat Intelligence Quarterly – 1Q 2014 Note: Size of circle estimates relative impact of incident in terms of cost to business. SQL injection Spear phishing DDoS Third-party software Physical access Malware XSS Watering hole Undisclosed Attack types

Advanced Threat Fraud protect transactions from device to enterprise Analytics find, deter and respond to incident & ensure compliance IBM serves the broad and growing demand for security Mobile embed security in mobile devices and applications Data discover and harden the “crown jewel” assets of an enterprise 9 prevent breaches spanning from endpoint to network to cloud IBM Security Cloud shift to cloud by providing security in and from the cloud Identity Enforce identity as the new perimeter while traditional perimeters erode Market Opportunity* $74B 7% 2017 CAGR of security executives are concerned about cloud and mobile security 2013 IBM CISO Survey * Source: IBM Market Insights 1H2014

IBM Point of View: Intelligence, Innovation, Integration INTELLIGENCE Use insights and analytics to identify outliers Use cloud and mobile for better security Develop an integrated approach to stay ahead of the threat Business’ reputations are a keystroke away from making headlines New technologies create opportunities to transform IT security Security leaders are more accountable than ever before innovation integration

$3.5 million An integrated portfolio shapes a new approach to security IBM Security Framework Source: IDC 2017 IT Security Product and Professional Services Market Opportunity Driving Factors Mobile malware grew 614% from March 2012 to March 2013 in one year 2013 Juniper Mobile Threat Report IBM Security has grown double digits for six consecutive quarters. Our results are being driven, in part by incremental requirements for security as clients expand into cloud and mobile computing. Managed, Cloud, and Professional Services Strategy, Risk and Compliance Security Intelligence and Analytics Optimize security with additional context, automation and integration Advanced Fraud Protection Defend against fraud and advanced malware People Enable identity as the new perimeter Data Assure the privacy and integrity of trusted information Applications Comprehensive application security management Infrastructure Intelligent threat prevention from the endpoint to the cloud Advanced Security and Threat Research an increase of A single breach of sensitive personal information cost 2014 Cost of Cyber Crime Study Ponemon Institute 15%

Continued innovation in the IBM Security portfolio IBM Threat Protection System A dynamic, integrated system to disrupt the lifecycle of advanced attacks and help prevent loss Smarter Prevention Security Intelligence Continuous Response Global Threat Intelligence Open Integration

IBM Critical Data Protection Program An iterative multi-phase approach to protect profitability, competitive position and reputation IBM Critical Data “Crown Jewels” Protection Program

IBM Engagement: Social, Mobile, Security Leadership *IDC, Worldwide Enterprise Social Software 2013–2017 Forecast and 2012 Vendor Shares, Doc #241323, June, 2013 IDC, Worldwide Security and Vulnerability Management 2013–2017 Forecast and 2012 Vendor Shares, Doc #242465, August, 2013 6,000 security experts, 3,000 mobile experts, 2,800 social business experts 7 of 10 top banks in the US, 9 of the top 10 in the UK and 2 of the top 4 in Australia use IBM Security Solutions 25 security labs globally, 10 security operations centers globally 4,300 patents in mobile, social and security technologies 8 companies acquired for mobile capabilities like mobile messaging for marketers and secure mobile app delivery 15 billion security events monitored daily in 130 countries #1 and #1* market leader for enterprise social software; market leader in security and vulnerability management 12 companies acquired for security technologies like web fraud detection, sophisticated malware and device management Social Mobile Security

Engagement Summary IBM security has achieved six straight quarters of double-digit growth through an integrated software and services portfolio that applies security intelligence to prevent, detect, and respond to enterprise threats. IBM MobileFirst helps organizations capture new markets and reach more people by extending Big Data and analytics, cloud and social technologies to mobile. IBM's Social Business portfolio, named market leader for 5 consecutive years, enables organizations to unlock the collective knowledge of organizations, increase workforce productivity and deliver exceptional customer service.

[LOGO]

ATTACHMENT II

Non-GAAP Supplemental Materials

Non-GAAP Supplemental Materials In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its Investor Briefing materials and presentations, the following Non-GAAP information which management believes provides useful information to investors. Operating (Non-GAAP) Earnings Per Share and Related Income Statement Items Management presents certain financial measures excluding the effects of certain acquisition-related charges, non-operating retirement-related costs, and any related tax impacts. Management uses the term "operating" to describe this view of the company's financial results and other financial information. For acquisitions, these measures exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable restructuring and related expenses, and tax charges related to acquisition integration. For retirement-related costs, the company has characterized certain items as operating and others as non-operating. The company includes service cost, amortization of prior service cost and the cost of defined contribution plans in its operating results. Non-operating retirement-related costs include interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements, multi-employer plan costs, pension insolvency costs, and other costs. Non-operating costs primarily relate to changes in pension plan assets and liabilities which are tied to market performance, and management considers these costs to be outside the operational performance of the business. Management’s calculation of these operating measures, as presented, may differ from similarly titled measures reported by other companies. Overall, management believes that providing investors with an operating view as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans, improves visibility to management decisions and their impacts on operational performance, enables better comparison to peer companies, and allows the company to provide a long term strategic view of the business going forward. For the 2015 earnings per share roadmap, the company is utilizing an operating view to establish its objectives and track its progress. The company’s segment financial results and performance reflect operating earnings, consistent with the company’s management and measurement system.

Non-GAAP Supplemental Materials Cash Flow Management uses a free cash flow measure to evaluate the company’s operating results, plan share repurchase levels, evaluate strategic investments and assess the company’s ability and need to incur and service debt. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines free cash flow as net cash from operating activities less the change in Global Financing receivables and net capital expenditures, including the investment in software. A key objective of the Global Financing business is to generate strong returns on equity, and increasing receivables is the basis for growth. Accordingly, management considers Global Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management includes presentations of both free cash flow and cash flow from operations that exclude the effect of Global Financing receivables. Divestitures Management presents certain financial results excluding the effects of the divestitures. Management believes that presenting certain revenue measures without these items is more representative of the company’s operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

Non-GAAP Supplemental Materials Compounded Growth in Operating Net Income GAAP Operating (Non-GAAP) 2003 - 2013 10% 12% GAAP Operating (Non-GAAP) 2010 - 2013 ~$1 ~$2 The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “IBM Investor Briefing” in the “Financial Model” presentation. See the second slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. Acquisition Operating Pre-Tax Income $ $ in billions

IBM Investor Briefing

Non-GAAP Supplemental Materials

GAAP to Operating Net Income (Non-GAAP) Bridge – FY 2003 and FY 2013

$ in billions

	GAAP	Acquisition-related Adjustments*	Retirement-related Adjustments **	Operating (Non-GAAP)
2003	$6.6	0.2	(0.8)	$6.0
2013	$16.4	0.7	0.7	$18.0

GAAP to Operating Gross Profit Margins (Non-GAAP) Bridge – FY 2013

	GAAP	Acquisition-related Adjustments*	Retirement-related Adjustments **	Operating (Non-GAAP)
2013	48.6%	0.4pts	0.6pts	49.7%

*Includes amortization of purchased Intangibles, in process R&D, severance cost for acquired employees, vacant space for acquired companies, deal costs and acquisition integration tax charges. ** Includes retirement related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance.

The above serves to reconcile the Non-GAAP financial information contained in the slide entitled "IBM Investor Briefing" in the "Financial Model" presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

© 2014 International Business Machines Corporation

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Non-GAAP Supplemental Materials GAAP Operating (Non-GAAP) FY 2010 Yr/Yr 35pts 46pts FY 2011 Yr/Yr 82pts 109pts FY 2012 Yr/Yr 123pts 153pts FY 2013 Yr/Yr 50pts 91pts The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “IBM Investor Briefing” in the “Financial Model” presentation. See the second slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. Gross Profit Margin Expansion

Non-GAAP Supplemental Materials 2003 2004 2005 2006 2007 2008 2009 2010 Net Cash from Operations $14.5 $15.3 $14.9 $15.0 $16.1 $18.8 $20.8 $19.5 Less: Global Financing Receivables 1.9 2.5 1.8 (0.3) (1.3) 0.0 1.9 (0.7) Net Cash from Operations (excluding GF Receivables) 12.6 12.9 13.1 15.3 17.4 18.8 18.9 20.3 Net Capital Expenditures (3.9) (3.7) (3.5) (4.7) (5.0) (4.5) (3.7) (4.0) Free Cash Flow (excluding GF Receivables) 8.7 9.1 9.6 10.5 12.4 14.3 15.1 16.3 $ in Billions 2011 2012 2013 Net Cash from Operations $19.8 $19.6 $17.5 Less: Global Financing Receivables (0.8) (2.9) (1.3) Net Cash from Operations (excluding GF Receivables) 20.7 22.5 18.8 Net Capital Expenditures (4.1) (4.3) (3.8) Free Cash Flow (excluding GF Receivables) 16.6 18.2 15.0 Reconciliation of Free Cash Flow (excluding GF Receivables) The above serves to reconcile the Non-GAAP financial information contained in “IBM Investor Briefing” contain in the “Financial Model” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

IBM Investor Briefing